Daniel H. April	Of Counsel
Patrick J. Dolan	David F. Cunningham
John M. Hickey	C.W.N. Thompson, Jr.

Megan H. Koehler

February 4, 2022

Via EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management, Disclosure Review Office

100 F Street N.E.

Washington, D.C. 20549

Re:	Thornburg Investment Trust (“Trust”)
File Nos. 33-14905/811-05201
Filing pursuant to Rule 497(j)

Ladies and Gentlemen:

On behalf of the Trust, in accordance with the provisions of rule 497(j) under the Securities Act of 1933, as amended (the “Securities Act”), we hereby certify that the forms of the February 1, 2022 Thornburg Funds Retail and Institutional Shares Statement of Additional Information (“SAI”) (Classes A, C, C2, and I) and Thornburg Retirement Plan Shares SAI (Classes R3, R4, R5, and R6), applicable to each series of the Trust offering such share classes, that would have been filed pursuant to rule 497(c) under the Securities Act would not have differed from those contained in Post-Effective Amendment (“PEA”) No. 145 under the Securities Act and PEA No. 159 under the Investment Company Act of 1940, as amended, to the Trust’s registration statement on Form N-1A, filed electronically via EDGAR on January 28, 2022 (Accession No. 0001387131-22-000959).

The February 1, 2022 Thornburg Funds Retail and Institutional Shares Prospectus (Classes A, C, C2, and I) and Thornburg Retirement Plan Shares Prospectus (Classes R3, R4, R5, and R6) applicable to each series of the Trust offering such share classes were filed electronically via EDGAR in accordance with rule 497(c) on February 4, 2022 (Accession No. 0001387131-22-001302).

Please contact me or Meg Koehler with any questions. We appreciate the staff’s time and attention to our filings.

Sincerely,

/s/ Daniel April

Daniel April

460 St. Michael’s Drive	E-mail: dan_april@catchlaw.com	Tel.: (505) 988-2900
Suite 1000	Web address: www.catchlaw.com	Extension 103
Santa Fe, New Mexico 87505		Fax: (505) 988-2901